UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2009

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro St., Suite 450
Mountain View, California  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

SourceForge, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2009, Geeknet, Inc., formerly SourceForge, Inc. (the “Company”), issued a press release announcing its financial results for the third quarter of its 2009 fiscal year, which ended September 30, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	Approval of Second Half Calendar Year 2009 Executive Officer Incentive Bonus Metrics

On October 29, 2009, the Compensation Committee of the Company’s Board of Directors approved the Second Half Calendar Year 2009 Executive Officer Plan Metrics (the “Executive Officer Bonus Metrics”).

The Executive Officer Bonus Metrics established the criteria, allocations and metrics for the payment of quarterly bonuses, if any, to the Company’s named executive officers for the second half of the Company’s fiscal year ending December 31, 2009. The bonus percentage allocations are based on the Company meeting certain corporate strategic objectives.

Bonus Metrics for the Third Quarter of the Company’s 2009 Calendar Year

The Compensation Committee approved the following metrics for determining bonuses payable in connection with the Company’s performance during the third quarter of its 2009 calendar year:

For the Company’s named executive officers (each, a “Corporate Executive”), the corporate strategic objectives will be fifty percent (50%) based on the online media business meeting its quarterly revenue target, forty percent (40%) based on the e-commerce business meeting its quarterly revenue target and ten percent (10%) based on the e-commerce business meeting its quarterly gross margin target. If the Company attains between 100% and 175% of its quarterly media revenue target or between 70% and 150% of its quarterly e-commerce revenue target or its quarterly e-commerce gross margin target, then the percentage attainment of the applicable quarterly targets for which the Company met such threshold shall be multiplied by each Corporate Executive’s potential quarterly bonus with respect to the applicable target (i.e., pro rata payout). If the Company fails to reach 100% of its quarterly media revenue target or 70% of its quarterly e-commerce revenue target or its quarterly e-commerce gross margin target, then there shall be no quarterly bonus payout associated with the targets for which the Company did not meet such threshold made to any Corporate Executive (i.e., 0% payout). If the Company attains more than 150% of any applicable quarterly target, then the bonus payout amount shall be 150% of the potential quarterly bonus with respect to the applicable target (i.e., payout capped at 150%).

Bonus Metrics for the Fourth Quarter of the Company’s 2009 Calendar Year

The Compensation Committee approved the following metrics for determining bonuses payable in connection with the Company’s performance during the fourth quarter of its 2009 calendar year:

For Corporate Executives, the corporate strategic objectives will be forty percent (40%) based on the online media business meeting its quarterly revenue target, forty percent (40%) based on the e-commerce business meeting its quarterly revenue target and twenty percent (20%) based on the Company meeting its quarterly adjusted EBITDA target. If the Company attains between 70% and 150% of its quarterly media revenue target, its quarterly e-commerce revenue target or its quarterly adjusted EBITDA target, then the percentage attainment of the applicable quarterly targets for which the Company met such threshold shall be multiplied by each Corporate Executive’s potential quarterly bonus with respect to the applicable target (i.e., pro rata payout). If the Company fails to reach 70% of its quarterly media revenue target, quarterly e-commerce revenue target or quarterly adjusted EBITDA target, then there shall be no quarterly bonus payout associated with the targets for which the Company did not meet such threshold made to any Corporate Executive (i.e., 0% payout). If the Company attains more than 150% of any applicable quarterly target, then the bonus payout amount shall be 150% of the potential quarterly bonus with respect to the applicable target (i.e., payout capped at 150%).

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(i)  Effective November 4, 2009, the Company changed its name from SourceForge, Inc. to Geeknet, Inc.  Pursuant to Section 253 of the Delaware General Corporation Law, the name change was effected by the merger of Geeknet, Inc., a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”) and the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on November 3, 2009.   The Merger became effective on November 4, 2009.  A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.  A copy of the Company’s press release is attached hereto as Exhibit 99.2.

This name change did not require stockholder approval and outstanding stock certificates of the Company are not affected by the change in name and need not be exchanged as they continue to be valid.

The Company’s common stock continues to trade on the NASDAQ Global Market under the symbol “LNUX” and has been assigned the new CUSIP number 36846Q 104.

(ii)  On October 29, 2009, the Company’s Board of Directors approved an amendment and restatement of the Company's Amended and Restated Bylaws (the “Amended Bylaws” and as amended and restated, the “A&R Bylaws”), effective as of the effective time of the Merger, in order to reflect the change of the Company’s name from SourceForge, Inc. to Geeknet, Inc.  The A&R Bylaws became effective on November 4, 2009, upon the effectiveness of the Merger.  A copy of the A&R Bylaws is attached hereto as Exhibit 3.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

EXHIBIT
NUMBER	DESCRIPTION

3.1	Certificate of Ownership and Merger of SourceForge, Inc. into Geeknet, Inc. dated November 3, 2009.

3.2	Amended and Restated Bylaws of Geeknet, Inc.

99.1	Press Release issued by Geeknet, Inc. entitled “Geeknet Reports Third Quarter Fiscal 2009 Results and dated November 4, 2009.” *

99.2	Press Release issued by Geeknet, Inc. entitled “SourceForge, Inc. Changes its Name to Geeknet, Inc. and dated November 4, 2009.”

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris
Senior Vice President and Chief Financial Officer

Date:  November 4, 2009

EXHIBIT INDEX
Exhibit Number	Description

3.1	Certificate of Ownership and Merger of Geeknet, Inc. into SourceForge, Inc. dated November 3, 2009.

3.2	Amended and Restated Bylaws of Geeknet, Inc.

99.1	Press Release issued by Geeknet, Inc. entitled Geeknet Reports Third Quarter Fiscal 2009 Results and dated November 4, 2009.

99.2	Press Release issued by Geeknet, Inc. entitled SourceForge, Inc. Changes its Name to Geeknet, Inc. and dated November 4, 2009.